SCHEDULE 14A INFORMATION
            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                    SECURITIES EXCHANGE ACT OF 1934
                     (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                     LINEAR TECHNOLOGY CORPORATION
            ------------------------------------------------
            (Name of Registrant as Specified in Its Charter)

                     LINEAR TECHNOLOGY CORPORATION
  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) or Schedule 14A

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

----------------------------------------------------------------------------

(2)  Aggregate number of securities to which transactions applies:

----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

----------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

----------------------------------------------------------------------------

(5)  Total fee paid:

----------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

----------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

----------------------------------------------------------------------------

(3)  Filing party:

----------------------------------------------------------------------------

(4)  Date filed:

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



                        LINEAR TECHNOLOGY CORPORATION

                                 ----------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 8, 1995

TO THE SHAREHOLDERS:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Linear Technology Corporation, a California corporation (the "Company"), will be held on November 8, 1995 at 3:00 p.m., local time, at the Company's principal executive offices, located at 1630 McCarthy Boulevard, Milpitas, California 95035 for the following purposes:

   1. To elect five directors to serve until the next Annual Meeting of Shareholders and until their successors are elected.

   2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending June 30, 1996.

   3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   Only shareholders of record at the close of business on September 11, 1995 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

   All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if such shareholder has returned a proxy.

                                        FOR THE  BOARD OF  DIRECTORS
                                        Arthur F. Schneiderman
                                        Secretary

Milpitas, California
October 2, 1995

                        LINEAR TECHNOLOGY CORPORATION

                                  ----------

                               PROXY STATEMENT

                INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

   The enclosed Proxy is solicited on behalf of the Board of Directors of Linear Technology Corporation, a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held November 8, 1995 at 3:00 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's principal executive offices, located at 1630 McCarthy Boulevard, Milpitas, California 95035. The telephone number at that location is (408) 432-1900.

   These proxy solicitation materials and the Company's Annual Report to Shareholders for the year ended July 2, 1995, including financial statements, were mailed on or about October 2, 1995 to all shareholders entitled to vote at the meeting.

REVOCABILITY OF PROXIES

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Paul Coghlan, Vice President of Finance and Chief Financial Officer) a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

   Each shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such shareholder, or may distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than five directors. However, no shareholder will be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting, and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate votes. If any shareholder gives such notice, all shareholders may cumulate their votes for the candidates in nomination. In the event that cumulative voting is invoked, the proxy holders will have the discretionary authority to vote all proxies received by them in such a manner as to ensure the election of as many of the Board of Directors' nominees as possible. See "Proposal 1--Election of Directors." On all other matters, each share has one vote.

   The Company will bear the cost of soliciting proxies. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by one or more of telephone, telegram, facsimile or personal solicitation by directors, officers or regular employees of the Company. No additional compensation will be paid to such persons for such services.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

   Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's 1996 Annual Meeting must be received by the Company no later than June 4, 1996 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

RECORD DATE AND VOTING SECURITIES

   Shareholders of record at the close of business on September 11, 1995 are entitled to notice of and to vote at the meeting. At the record date, 73,775,292 shares of the Company's Common Stock, no par value, were issued and outstanding. No shares of the Company's Preferred Stock are outstanding. Based on the last reported sale on the Nasdaq National Market on September 11, 1995, the market value of one share of the Company's Common Stock was $42.75.

   On July 25, 1995, the Company's Board of Directors declared a two-for-one split of the Company's Common Stock to shareholders of record on August 11, 1995. All share and per share information in this Proxy have been restated to reflect the stock split.

                      PROPOSAL 1-- ELECTION OF DIRECTORS

NOMINEES

   The Company's Bylaws currently provide for a board of five directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are currently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any substitute nominee who shall be designated by the current Board of Directors to fill the vacancy. It is not expected that any nominee listed below will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. In any event, the proxy holders cannot vote for more than five persons. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

   The names of the nominees, and certain information about them, are set forth below.

                                                                                              DIRECTOR
    NAME OF NOMINEE       AGE                  PRINCIPAL OCCUPATION                            SINCE
----------------------   -----    -----------------------------------------------           ----------
Robert H. Swanson, Jr.   57       President and Chief Executive Officer of the Company         1981
David S. Lee ..........  58       Chairman, Cortelco Systems Holding Corp.                     1988
Leo T. McCarthy .......  65       President, The Daniel Group                                  1994
Richard M. Moley ......  56       Chairman, President and Chief Executive Officer
                                     of StrataCom, Inc.                                        1994
Thomas S. Volpe .......  44       General Partner, Volpe, Welty & Company                      1984

   There are no family relationships among the Company's directors and executive officers.

   Mr.  Swanson,  a founder  of the  Company,  has  served as  President,  Chief
Executive Officer and a director of the Company since its incorporation in September 1981. From August 1968 to July 1981, he was employed in various positions at National Semiconductor Corporation, a manufacturer of integrated circuits, including Vice President and General Manager of the Linear Integrated Circuit Operation and Managing Director in Europe.

   Mr. Lee has been Chairman of the Board of Cortelco Systems Holding Corp., a telecommunications systems and products company, since August 1993. From 1985 until October 1993, he served as President, Chief Executive Officer, and a director of Data Technology Corporation ("DTC"). DTC, a producer of computer peripheral equipment, changed its name to Qume Corporation ("Qume") in June 1988 in connection with the acquisition by DTC of Qume, another producer of computer peripheral equipment. Mr. Lee co-founded Qume in 1973, and served as its Executive Vice President until ITT Corporation ("ITT") acquired Qume in 1978. After the acquisition, Mr. Lee held the positions of Executive Vice President of ITT Qume Corporation ("ITT Qume") through 1981 and President from 1981 to 1983. From 1983 to 1985, Mr. Lee served as a Vice President of ITT and as a Group Executive and Chairman of ITT's Business Information Systems Group, which was comprised of ITT Qume, ITT Courier Terminal Systems and ITT Information Systems Division. Mr. Lee also serves as a director of CMC Industries, Inc. and Chairman of DTC Data Technology Corporation.

   Mr.  McCarthy   currently  serves  as  President  of  The  Daniel  Group,  an international trade consulting firm. Prior to joining The Daniel Group, he served three terms as Lieutenant Governor of the State of California. As Lieutenant Governor, Mr. McCarthy served as chair of the California Commission for Economic Development where he was primarily responsible for helping businesses start and grow. In addition, as Lieutenant Governor, Mr. McCarthy served on the World Trade Commission. Prior to election as Lieutenant Governor, Mr. McCarthy served in the California Legislature for 14 years, including six years as Assembly Speaker. Mr. McCarthy also serves as Chairman of Mednet, Inc.

   Mr. Moley has served as Chairman, President and Chief Executive Officer of StrataCom, Inc., a network systems company, since June 1986. Mr. Moley served in various executive positions at ROLM Corporation, a telecommunications company, from 1973 to 1986, most recently as a Group Vice President. Prior to joining ROLM, he held management positions in software development and marketing at Hewlett-Packard Company. Mr. Moley also serves as a director of CIDCO, Inc.

   Mr. Volpe is a General Partner of Volpe, Welty & Company, formerly Volpe & Covington, a private investment banking and risk capital firm. Until April 1986, he was President and Chief Executive Officer of Hambrecht & Quist Incorporated, an investment banking firm with which he had been affiliated since 1981. From
1978 to 1981, Mr. Volpe was Vice President and Director of the Science and Technology Group for Blyth Eastman Paine Webber, Inc., an investment banking firm. Mr. Volpe is also a director of National Insurance Group, PharmChem Laboratories, Inc. and a number of privately-held companies.

VOTE REQUIRED AND RECOMMENDATION OF BOARD OF DIRECTORS

   The nominees receiving the highest number of affirmative votes of the shares entitled to be voted, up to the number of directors to be elected, shall be elected as directors. Votes withheld will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting, but have no other legal effect upon election of directors under California law.

   THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE NOMINEES SET FORTH HEREIN.

        PROPOSAL 2 --RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the year ending June 30, 1996, and recommends that the shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. Ernst & Young LLP has audited the Company's financial statements since the fiscal year ended June 30, 1982. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement if they so desire. The representatives also are expected to be available to respond to appropriate questions from shareholders.

   THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1996.

                                OTHER INFORMATION
                          REGARDING SECURITY OWNERSHIP,
                             DIRECTORS AND OFFICERS

SECURITY OWNERSHIP

   The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock as of September
11, 1995, by (a) each beneficial  owner of more than 5% of the Company's  Common
Stock, (b) the Named Officers, (c) each director of the Company and (d) all directors and executive officers of the Company as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

                                                                       SHARES       PERCENTAGE
                                                                    BENEFICIALLY   BENEFICIALLY
                         BENEFICIAL OWNER                              OWNED          OWNED
----------------------------------------------------------------- -------------- --------------
FMR Corp.(1) ....................................................    10,715,100     14.5%
Edward C. Johnson 3d(1)
  82 Devonshire Street
  Boston, MA 02109
Robert H. Swanson, Jr.(2) ........................................      320,864       *
Robert C. Dobkin(3) ..............................................      316,908       *
Clive B. Davies(4) ...............................................      375,064       *
Paul Coghlan(5) ..................................................      246,000       *
Hans J. Zapf(6) ..................................................      140,800       *
Thomas S. Volpe(7) ...............................................        8,000       *
David S. Lee(7) ..................................................        8,000       *
Leo T. McCarthy(7) ...............................................        8,000       *
Richard M. Moley(7) ..............................................        8,000       *
All directors and executive officers as a group (14
 persons)(2)(8) ..................................................    1,690,636      2.3

----------
*   Less than one percent of the outstanding Common Stock.
(1) As reported by FMR Corp. ("FMR") as of August 31, 1995. Includes
    9,551,040  shares  beneficially  owned by  Fidelity  Management  &  Research
    Company ("FMRC") and 1,154,060 shares beneficially owned by Fidelity Management Trust Company ("FMTC"), both wholly-owned subsidiaries of FMR. Also includes 10,000 shares beneficially owned by Fidelity International Limited ("FIL"). FMR has sole voting power with respect to 529,900 shares and has sole investment power with respect to 10,705,100 shares beneficially owned by FMRC and FMTC. FIL has sole voting and dispositive power with respect to all shares it beneficially owns. Edward C. Johnson 3d, Chairman of FMR, together with various trusts for the benefit of Johnson family members, form a controlling group with respect to each of FMR and FIL. Such controlling group has sole investment power with respect to 10,705,100 shares beneficially owned by FMRC and FMTC.
(2) Includes 260,864 shares issued in the name of Robert H. Swanson, Jr. and Sheila L. Swanson, Trustees of the Robert H. Swanson, Jr. and Sheila L. Swanson Trust U/D/T dated May 27, 1976. Includes 60,000 shares issuable pursuant to options exercisable within 60 days of September 11, 1995.
(3) Includes 60,000 shares issuable pursuant to options exercisable within 60 days of September 11, 1995.
(4) Includes 246,664 shares issuable pursuant to options exercisable within 60 days of September 11, 1995.
(5) Includes 232,000 shares issuable pursuant to options exercisable within 60 days of September 11, 1995.
(6) Includes 107,000 shares issuable pursuant to options exercisable within 60 days of September 11, 1995.
(7) Consists of 8,000 shares issuable pursuant to options exercisable within 60 days of September 11, 1995.
(8) Includes 996,664 shares issuable pursuant to options exercisable within 60 days of September 11, 1995.

BOARD MEETINGS AND COMMITTEES

   The Board of Directors of the Company held a total of four meetings during the fiscal year ended July 2, 1995. No director attended fewer than 75% of the meetings of the Board of Directors and its committees upon which such director served. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors has no nominating committee or any committee performing similar functions.

   The Audit Committee of the Board of Directors currently consists of directors Lee, McCarthy, Moley and Volpe, and held four meetings during the last fiscal year. The Audit Committee recommends engagement of the Company's independent auditors, and is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

   The Compensation Committee of the Board of Directors, currently consists of directors Lee, McCarthy, Moley and Volpe, and held four meetings during the last fiscal year. The Committee reviews and approves the Company's executive compensation policy, including the salaries and target bonuses of the Company's executive officers, and administers the Company's incentive stock plans.

DIRECTOR COMPENSATION

   The Company currently pays to each nonemployee director an annual retainer of $20,000 and a fee of $1,500 for each meeting of the Board of Directors attended.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The Company's Compensation Committee currently consists of directors Lee, McCarthy, Moley and Volpe. No executive officer of the Company served on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions during the last fiscal year.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities Exchange Commission. Such executive officers, directors and 10% shareholders are also required by the Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon its review of copies of such forms received by it, or written representations from certain reporting persons that no filings were required for such persons, the Company believes that during the year ended July 2, 1995, all
Section 16(a) filing requirements applicable to its executive officers and directors were complied with.

EXECUTIVE COMPENSATION

   The following table sets forth all compensation received for services rendered to the Company in all capacities, for the last three fiscal years ended
July 2, 1995, by the Named Officers:

                          SUMMARY COMPENSATION TABLE

                                                               LONG-TERM
                                                              COMPENSATION
                                                                 AWARDS
                                                            --------------
                                                               NUMBER OF
                                      ANNUAL COMPENSATION       SHARES
                                   ------------------------    UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR     SALARY      BONUS(1)      OPTIONS     COMPENSATION(2)
--------------------------- ------ ------------  ----------- -------------- ---------------
Robert H. Swanson, Jr.  ....  1995   $  227,415   $ 679,974        --          $ 23,586
President and Chief           1994      225,263     525,344      200,000         17,223
Executive Officer             1993      204,885     395,488        --             6,827

Clive B. Davies ............  1995      205,341     547,263        --            20,087
Vice President and            1994      195,660     430,019      100,000         13,788
Chief Operating Officer       1993      186,179     330,368        --             5,670

Paul Coghlan ...............  1995      198,525     500,906        --            18,784
Vice President, Finance and   1994      185,814     392,960       70,000         12,411
Chief Financial Officer       1993      179,664     297,467        --             4,798

Robert C. Dobkin ...........  1995      199,241     511,381        --            19,022
Vice President, Engineering   1994      188,423     394,810      150,000         12,757
                              1993      172,406     296,740        --             4,510

Hans J. Zapf ...............  1995      193,229(3)  260,430        --            18,353
Vice President,               1994      186,048(3)  175,502       40,000         12,155
International Sales           1993      164,939(3)  116,754        --             4,452

----------
(1) Includes cash profit sharing and cash bonuses earned for the fiscal year, whether accrued or paid.
(2) Includes insurance premiums paid by the Company under its life insurance program. Also includes 401(k) profit sharing distributions earned by the officer during the fiscal year.
(3) Includes sales commissions earned by Mr. Zapf for the fiscal year.

OPTION EXERCISES AND HOLDINGS

   The Company did not grant options to any Named Officer in fiscal 1995. The following table provides information with respect to option exercises in fiscal
1995 by the Named Officers and the value of such officers' unexercised options at July 2, 1995:

  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                    VALUES

                                                   NUMBER OF SHARES UNDERLYING      VALUE OF UNEXERCISED
                                                          UNEXERCISED             IN-THE-MONEY OPTIONS AT
                           SHARES                  OPTIONS AT FISCAL YEAR-END        FISCAL YEAR-END(2)
                         ACQUIRED ON    VALUE    ----------------------------- -----------------------------
          NAME            EXERCISE    REALIZED(1)  EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------------- ------------- ----------- ------------- --------------- ------------- ---------------
Robert H. Swanson, Jr.     10,000       $138,750     50,000       140,000         $  837,500    $2,345,000
Clive B. Davies .......    23,336        529,436    238,664       102,000          6,665,916     1,952,500
Paul Coghlan ..........    31,000        777,063    219,000        73,000          6,245,121     1,405,750
Robert C. Dobkin ......      --            --        45,000       105,000            753,750     1,758,750
Hans J. Zapf ..........     5,000        105,313     97,000        40,000          2,767,000       823,750

----------
(1) Market value of underlying securities on the exercise date, minus the exercise price.
(2) Value is based on the last reported sale price of the Company's Common Stock on the Nasdaq National Market of $33.00 per share on June 30, 1995 (the last trading day for fiscal 1995), minus the exercise price.

                              PERFORMANCE GRAPH

   The following graph shows a five-year comparison of cumulative total shareholder return, calculated on a dividend reinvested basis, for Linear Technology Corporation, the Nasdaq National Market and the Semiconductor Subgroup of the S&P Electronics Index (the "Semiconductor Index"). The graph assumes that $100 was invested in the Company's Common Stock in the Nasdaq National Market and in the Semiconductor Index on the last trading day of the Company's 1990 fiscal year. Note that historic stock price performance is not necessarily indicative of future stock price performance.

 #############################################################################

                                IMAGE OMITTED

 #############################################################################


                  Linear         S&P      Nasdaq
                  ------         ---      ------
June 1990           100          100       100
June 1991           149           89       106
June 1992           299          105       127
June 1993           460          223       160
June 1994           706          247       161
June 1995         1,064          463       215

                        COMPENSATION COMMITTEE REPORT
INTRODUCTION

   The Compensation Committee of the Board of Directors (the "Committee") is composed only of nonemployee directors. It is responsible for reviewing and recommending for approval by the Board of Directors the Company's compensation practices, executive salary levels and variable compensation programs, both cash-based and equity-based. The Committee generally determines base salary levels for executive officers of the Company at or about the start of each fiscal year and determines actual bonuses at the end of each six-month fiscal period based upon Company and individual performance.

COMPENSATION PHILOSOPHY

   The Committee has adopted an executive pay-for-performance philosophy covering all executive officers, including the Chief Executive Officer. This philosophy emphasizes variable compensation in order to align executive compensation with the Company's business objectives and performance and to attract, retain and reward executives who contribute both to the short-term and long-term success of the Company. Pay is sufficiently variable that above-average performance results in above-average total compensation, and below-average performance for the Company or the individual results in below-average total compensation. The focus is on corporate performance and individual contributions toward that performance.

COMPENSATION PROGRAM

   The Company has a comprehensive compensation program which consists of cash compensation, both fixed and variable, and equity-based compensation. The program has four principal components, which are intended to attract, retain, motivate and reward executives who are expected to manage both the short-term
and  long-term  success  of  the  Company.   These  components  are:

  Cash-Based Compensation

   Base Salary--Base salary is predicated on industry and peer group comparisons and on performance judgments as to the past and expected future contribution of the individual executive officer. In general, salary increases are made based on median increases in salaries for similar executives of similar-size companies in the high technology industry.

   Profit Sharing--Profit sharing payments are distributed semi-annually to all employees, including executives, from a profit sharing pool. The amount of the pool is largely determined by the magnitude of sales and of operating income for the six-month period. This pool is distributed to all eligible employees based on the ratio of their individual salary to total salaries for all employees. A portion of this profit sharing is paid directly into a 401(k) retirement plan for all employees.

   Bonuses--The Company has a discretionary key employee incentive pool pursuant to which executive officers and a limited number of key employees may receive semi-annual cash bonuses. Targets for sales growth and operating income as a percentage of sales influence the amount of the pool. Individual payments are made based on the Company's achievement of these targets and upon the individual's personal and departmental performance.

  Equity-Based Compensation

   Stock Options--Stock options are granted periodically to provide additional incentive to executives and other key employees to work to maximize long-term total return to shareholders. The options vest over a five-year period to encourage option holders to continue in the employ of the Company. Approximately 27% of worldwide employees have received stock options. In granting options, the Compensation Committee takes into account the number of shares and outstanding options held by the individual.

CHIEF EXECUTIVE OFFICER COMPENSATION

   The Committee uses the same factors and criteria described above for compensation decisions regarding the Chief Executive Officer.

COMPENSATION LIMITATIONS FOR TAX PURPOSES

   The Committee has considered the potential impact of Section 162(m) (the "Section") of the Code adopted under the federal Revenue Reconciliation Act of 1993. The Section generally disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the Named Officers, unless compensation is performance-based. The Company's policy is to qualify, to the extent reasonable, its executive officers' compensation for deductibility under applicable tax laws. However, the Committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to the Company's success. Consequently, the Committee recognizes that the loss of a tax deduction may be necessary in some circumstances.

SUMMARY

   The Committee believes that a fair and motivating compensation program has played a critical role in the success of the Company. The Committee reviews this program on an ongoing basis to evaluate its continued effectiveness.

                                        Respectfully submitted by:


                                        The Compensation  Committee


                                        David  S. Lee
                                        Thomas S. Volpe
                                        Leo T. McCarthy
                                        Richard M. Moley


                                OTHER MATTERS

   The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                        BOARD OF DIRECTORS

Dated: October 2, 1995

                                                                      APPENDIX A


                              LINEAR TECHNOLOGY CORPORATION
                           1995 ANNUAL MEETING OF SHAREHOLDERS
  P           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  R       The  undersigned  shareholder  of  Linear  Technology  Corporation,  a
     California corporation, hereby acknowledges receipt of the Notice of Annual O Meeting of Shareholders and Proxy Statement, each dated October 2, 1995, and hereby appoints Robert H. Swanson, Jr. and Paul Coghlan, or either of X them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent Y the undersigned at the 1995 Annual Meeting of Shareholders of Linear
     Technology Corporation to be held on November 8, 1995, at 3:00 p.m. local time, at the Company's principal offices, 1630 McCarthy Boulevard, Milpitas, California, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and, in their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.

          This proxy will be voted as directed, or, if no contrary direction is indicated, will be voted FOR the election of the specified nominees as directors, FOR the ratification of the appointment of Ernst & Young LLP as independent auditors, and as said proxies deem advisable on such other matters as may properly come before the meeting.
                                                                 ---------------
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE    | SEE REVERSE |
                                                                 |    SIDE     |
                                                                 ---------------

-----     Please mark
| X |     votes as in
-----     this example.
THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE SPECIFIED NOMINEES AS DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

1. ELECTION OF DIRECTORS:          2. PROPOSAL TO RATIFY   FOR   AGAINST ABSTAIN
Nominees: Robert H. Swanson, Jr.;     THE APPOINTMENT OF  -----   -----   -----
          David S. Lee; Leo T.        ERNST & YOUNG LLP   |   |   |   |   |   |
          McCarthy; Richard M.        AS THE INDEPENDENT  |   |   |   |   |   |
          Moley; Thomas S. Volpe.     AUDITORS OF THE     -----   -----   -----
           FOR     WITHHELD           COMPANY.
          -----     -----
          |   |     |   |
          |   |     |   |                     In  their  discretion,  upon  such
          -----     -----                     other  matter or matters which may
-----                       MARK HERE  -----  properly  come  before the meeting
|   |                      FOR ADDRESS |   |  and  any  adjournment(s)  thereof.
|   |                      CHANGE AND  |   |
-------------------------- NOTE BELOW  -----
  For all nominees except
      as noted above                   (This  Proxy  should  be  marked,  dated,
                                       signed  by the shareholder(s) exactly  as
                                       his  or  her  name  appears  hereon,  and
                                       returned   promptly   in   the   enclosed
                                       envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

                                       Signature                    Date
                                                --------------------     -------
                                       Signature                    Date
                                                --------------------     -------